UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________________________
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 15, 2024
Date of Report (Date of earliest event reported)
Truist Financial Corporation
(Exact name of registrant as specified in its charter)
_____________________________________________

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte,	North Carolina	28202
(Address of principal executive offices)		(Zip Code)
(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01    Regulation FD Disclosure

On February 20, 2024, Truist Financial Corporation (“Truist”) announced that it had reached a definitive agreement to sell its remaining equity interests in its insurance brokerage subsidiary, Truist Insurance Holdings, LLC (“TIH”), to an investor group led by Stone Point Capital LLC, Clayton, Dubilier & Rice, LLC and Mubadala Investment Company (the “Transaction”). The parties expect to complete the Transaction during the second quarter of 2024, subject to certain regulatory reviews and approvals and the satisfaction of other customary closing conditions.

The Transaction represents a strategic shift materially impacting Truist's financial statements, and as a result, Truist is making certain financial reporting changes and reclassifications in the presentation of its financial statements to reflect the financial position and results of operations of TIH as discontinued operations. In advance of the publication of its unaudited financial statements for the first quarter of 2024 that will reflect the financial position and results of operations of TIH as discontinued operations, Truist is providing certain unaudited supplemental quarterly historical financial information for 2023 presented in a manner that conforms to the new financial statement presentation. The unaudited supplemental financial information is furnished as Exhibit 99.1 and incorporated by reference herein.

The unaudited supplemental historical financial information does not revise or restate the previously reported consolidated financial statements of Truist for any period. However, following the publication of its Form 10-Q for the quarterly period ended March 31, 2024, Truist expects to publish a Current Report on Form 8-K that recasts its consolidated financial statements for the year ended and as of December 31, 2023 to reflect TIH as discontinued operations for the historical periods presented in such financial statements.

The information provided pursuant to this Item 7.01, including the attached exhibit, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into Truist’s other filings with the Securities and Exchange Commission, except as otherwise expressly stated in such filing. All information in this Current Report on Form 8-K and in the exhibit hereto speaks as of the date hereof and thereof, respectively, and Truist does not assume any obligation to update such information in the future. In addition, Truist disclaims any inference regarding the materiality of information in this Current Report on Form 8-K which otherwise may arise as a result of Truist furnishing such information under Item 7.01 of this Current Report on Form 8-K.

ITEM 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description of Exhibit
99.1	Unaudited Supplemental Historical Financial Information
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: April 15, 2024